AMENDED CONFIRMATION


Date:             June 13, 1997

To:               Foamex L.P. ("Foamex")

Attention:        George Karpinski
                  Tel:  610-859-3107
                  Fax:  610-859-3032

From:             Citibank, N.A. New York ("Citibank")

Fax No:  416-941-7432

Transaction Reference Numbers:  97L100, 96L205/96P047/94F98/94A93 and 96L206


          The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below. This Confirmation amends, restates and supersedes any prior Confirmation for Transaction Reference Numbers 97L100, 96L205/96P047/94F98/94A93 and 96L206.

          The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

          1. This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of March 21, 1994 (the "Agreement") between you and us. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

This will confirm our agreement to modify the following Transactions:

Our Transaction Reference Number:                 96L205/96P047/94F98/94A93
Original Maturity Date:                           December 14, 2001
Notional Amount:                                  USD 150,000,000

Our Transaction Reference Number:                 96L206
Original Maturity Date:                           December 14, 2001
Notional Amount:                                  USD 150,000,000


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


Amendment date for this modification:             June 5, 1997

Effective Date for this modification:             June 12, 1997

All obligations of both parties with respect to these Transactions will be terminated, except as provided below for Transaction Reference Number 97L100. Any Termination Amount that would have been payable for the termination of the above referenced Transactions has been incorporated into the Transaction identified below.

Citibank pays Foamex USD 1,800,000 for value June 16, 1997.

          3. The terms of the particular Transaction to which this Confirmation relates are as follows:

Transaction Reference Number:            97L100

Notional Amount                          USD 150,000,000

Trade Date:                              June 5, 1997

Effective Date:                          June 12, 1997

Termination Date:                        June 12, 2007

Fixed Amounts:
--------------

Fixed Rate Payer:                        Citibank

Fixed Rate Payer Payment Dates:          December 2, 1997 and thereafter each
                                         June 12 and December 12 to and
                                         including the Termination Date, subject
                                         to adjustment in accordance with the
                                         Modified Following Business Day
                                         Convention

Fixed Rate:                              6.44 percent

Fixed Rate Day Count Fraction:           30/360


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

Floating Amounts:
-----------------

Floating Rate Payer:                     Foamex

Floating Rate Payer Payment Dates:       December 12, 1997 and thereafter each
                                         June 12 and December 12 to and
                                         including the Termination Date, subject
                                         to adjustment in accordance with the
                                         Modified Following Business Day
                                         Convention

Initial Calculation Period:              From and including June 12, 1997 to but
                                         excluding December 12, 1997

Floating Rate for the Initial
Calculation Period:                      5.75 percent

Floating Rate for all Calculation
Periods commencing on
or after December 12, 1997:              Either (1) the rate determined pursuant
                                         to the USDA-LIBOR-BBA Floating Rate
                                         Option with the Reset Date
                                         corresponding to the first day of the
                                         subject Calculation Period or (2) the
                                         rate determined pursuant to the
                                         USD-LIBOR-BBA Floating Rate Option with
                                         the Reset Date corresponding to the
                                         last day of the subject Calculation
                                         Period, whichever is higher.

Designated Maturity:                     6 Months

Floating Rate Day Count Fraction
for the Initial Calculation Period:      30/360

Floating Rate Day Count Fraction
for all Calculation Periods
commencing on or after
December 12, 1997:                       Actual 360

Business Days:                           New York and London

Calculation Agent:                       Citibank


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


     4.   Cash Settlement Provision:
          --------------------------
     Provided that no Early Termination Date has occurred or been designated with respect to this Transaction, each party may require this Transaction to be terminated and the remaining payment obligations under this Transaction to be settled and discharged on June 12, 2002 or any June 12 thereafter (the "Cash Settlement Date") by written or telephonic notice to the other party at approximately 11:00 a.m., New York time, on the day that is five Business Days prior to the Cash Settlement Date (the "Cash Settlement Determination Date"). If such notice is given, Foamex shall pay to Citibank (or Citibank shall pay to Foamex) such amount in respect of the termination of this Transaction as Citibank shall determine in its sole discretion (the "Cash Settlement Amount"). The remaining payment obligations of each party under this Transaction shall be settled and discharged by payment of the Cash Settlement Amount on the Cash Settlement Date.

     Upon payment of the Cash Settlement Amount and settlement of the Fixed Amount and Floating Amount (if any) payable on the Cash Settlement Date, this Transaction shall terminate and neither party shall have any further rights or obligations hereunder.

     5.   Addition Provision:
          -------------------
     The parties hereto acknowledged that (i) the Schedule to the Master Agreement dated as of March 21, 1994 between Foamex and Citibank will be amended to, among other things, change the definition of "Credit Agreement" to refer to the new USD 480,000,000 Credit Agreement to be entered into on or about June 12, 1997 (substantially in the form of the draft thereof dated June 4, 1997) among Foamex, certain of its affiliates, the institutions party thereto as lenders and issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as Administrative Agents (the "New Credit Agreement") and (ii) this Transaction is being entered into by Citibank in reliance on (A) the execution of the New Credit Agreement in substantially the form of the draft thereof dated June 4, 1997 by no later than June 16, 1997 (or such later date as shall be agreed to between Foamex and Citibank) and (B) the grant by Foamex and each of its Subsidiaries incorporated in the United States of a lien on substantially all of the assets of Foamex and each of such Subsidiaries as security for Foamex's obligations under this Transaction and the other Obligations under, and as defined in, the New Credit Agreement.

     If Foamex fails to execute and deliver or to negotiate in good faith the New Credit Agreement by June 16, 1997 (or such later date as shall be agreed to between Foamex and Citibank), Citibank may give Foamex notice that an Additional Termination Event has occurred and is continuing with respect to Foamex, in which event Foamex will be the only Affected Party.


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


     6.   Account Details
          ---------------

Payments to Citibank:                      Account for payments:
                                           Citibank, N.A. New York
                                           ABA #021000089
                                           Account No. 00167679
                                           Financial Futures
                                           Reference Swap 97L100

Payments to Foamex:                        Account for payments:
                                           Citibank, N.A. New York
                                           ABA #021000089
                                           Account No. 4059-7235
                                           Account Name:  Foamex L.P.
                                           Reference:  Swap 97L100

          Foamex hereby agrees (a) to check this Confirmation (Reference No. 97L100) carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Citibank and Foamex with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing the other information requested herein and immediately returning an executed copy to Facsimile No. 416-941-7432.

                                            Very truly yours,
                                            CITIBANK, N.A. NEW YORK

                                            By:    /s/ Nitin Gupta
                                                   ---------------
                                            Name:  NITIN GUPTA, AVP
                                                   GRB O&T
                                                   399 Park Ave./11th Fl./Zn. 1
                                                   (212) 559-0476
Agreed and Accepted By:
FOAMEX L.P.

By:      /s/ G.L. Karpinski
         ------------------
Name:    G.L. Karpinski
         ------------------
Title:   Vice President
         ------------------


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